UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12.

PETROL OIL AND GAS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3161 E. Warm Springs Rd. Ste 300
Las Vegas, NV 89120 Phone 702 454 7318 FAX 702 434 7594 OTC BB: POIG

November 22, 2005

Dear Petrol Stockholders,

As we approach the end of 2005 I thought it best to take this opportunity to provide our stockholders an update on the state of Petrol Oil and Gas and the outlook for its future. As you may know this has been an extremely busy year for Petrol and thus far a very profitable one. We have had record revenues every quarter this year and for the nine months ending September 30, 2005 revenues totaled $4,489,872 as compared to last year when revenues for the same period only totaled $44,185. We anticipate finishing out the year with revenues approximating $6,400,000. Furthermore, we have been cash flow positive from operations, after excluding certain non-cash items, for the entire year.

We started out 2005 as the new owner and operator of a CBM producing field, Petrol-Neodesha (P-N). P-N has been the primary source of current revenues producing roughly 2.8-3.0 Million cubic feet of gas per day (MMcfd). In the spring of this year our field operational team recommended a plan to improve efficiency and expand the gas processing capacity at P-N in order to handle additional production from new wells that we were waiting to drill. Consequently, this past summer we implemented that plan spending around $800,000 to expand and improve our gas gathering pipelines and processing systems. Like any renovation it often creates short term disruptions much like widening lanes on a freeway. In our case it caused some temporary reductions in gas production rates during the 3rd quarter while we rerouted and expanded some of our more than 56 miles of gas gathering lines and multi-stage compressor systems. However, now that the pain from the P-N renovations are behind us the main pipeline transportation has about twice the capacity it had before we implemented the plan and production rates are up about 25% as a result. So now Petrol is focused on drilling new production wells in P-N. Thus far we’ve drilled 11 new wells since May, with a 100% success rate, and we have plans for another 30 new wells in 2006.

While P-N was being improved we were very busy soliciting a debt financing package to develop our Coal Creek project which is in the heart of our 165,000 gross leased mineral acres. Coal Creek encompasses about 90,000 gross acres most of which is located in Coffey County, KS, about and hour and a half drive southwest of Kansas City. Petrol sought a form of debt financing somewhere between $40,000,000-65,000,000 to develop the entire Coal Creek property with an immediate need for $10,000,000 to initiate the project. We sought funds from banks and mezzanine financiers but in the end the current note holder on our P-N project, Laurus Master Fund, Ltd stepped forward to beat the other four proposals. During the past 30-45 days we worked diligently with Laurus and a bevy of attorneys to close on the first $10,000,000 tranche of an anticipated $50,000,000 facility. Our diligence paid off, and we closed escrow on the $10,000,000 on Tuesday, November 15, 2005.

While we were negotiating the financing, our field operations personnel had been working for months behind the scenes planning, scheduling and bidding the many complex components that will make up the Coal Creek project. The day after we closed escrow we began drilling the first of our Salt Water Disposal wells in Coal Creek and filing drilling intents for new production wells.

The initial development plan for Coal Creek using our first $10,000,000 is to install gas gathering pipeline and water disposal systems that will facilitate production from the more than 40 wells that will be drilled or completed during the next 6 months as well as to have the capacity to handle production from an additional 500 wells. When fully developed Coal Creek is anticipated to include a staggering 540 wells. Assuming receipt of the $50,000,000 funding, we look forward to accomplishing this in about 2 years.

With financing for Coal Creek in place and P-N production on the rise, our efforts will concentrate on fully developing these projects as quickly as possible in order to take advantage of the strong market demand for gas supply. Our independent reserve study indicates that Petrol has about 12.7 Billion cubic feet (Bcf) of Net Proven gas reserves that have a Present Value reduced by 10% per annum (PV 10%) of about $32.5 Million. As we begin our development program those values will rise significantly. In fact the first 180 wells in our Coal Creek project should increase our PV 10% from $32.5 Million to about $200.0 Million. When fully developed on 160 acre spacing Petrol’s 165,000 gross acres can support about 1,000 production wells.

Our task is simple, drill as many wells as we can, as quickly as we can, emplace efficient gas gathering and water disposal systems, keep costs in line and produce as much gas as possible.

There are many thanks to be had for everyone involved in making this a very productive and profitable year for Petrol but none more than needs to be said to our stockholders that have shown the confidence and stamina to see Petrol through some protracted growing pains. The reality is the growing pains will continue for some time to come since our goal is to become the largest natural gas producer in all of Kansas and Missouri. So hang on because we’re on the move.......

Have a wonderful Christmas season and hope to see you all at our annual stockholders meeting in December. Please forward your proxies whether you plan to attend or not, since it will insure we have a quorum to conduct the meeting.

Thanks again.

Sincerely,

Paul Branagan

President/CEO

Petrol Oil and Gas, Inc.

PETROL OIL AND GAS, INC.

3161 East Warm Springs Road, Suite 300

Las Vegas, Nevada 89120

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 20, 2005

Dear Petrol Oil and Gas, Inc. Stockholders:

You are cordially invited to attend the Annual Meeting of stockholders of Petrol Oil and Gas, Inc., a Nevada corporation, (“Petrol”) to be held on December 20, 2005, at 10:00 a.m., local time, at Alexis Park Resort, 375 E. Harmon Avenue, Las Vegas, Nevada 89109. At the Annual Meeting, you will be asked to consider and vote on the following proposals;

1.	To elect a new Board of Directors for Petrol to hold office until the next annual stockholder’s meeting, (the current nominations are for Paul Branagan, Loren Moll and Suzanne Herring).
2.	To adopt and approve the Petrol 2005 Equity Compensation Plan.
3.

To approve the amendment and restatement of Petrol’s bylaws, primarily to reflect a prior name change and to reduce the quorum requirements from a majority of the issued and outstanding shares of common stock to a one-third (33 1/3%) requirement.

4.	To ratify the selection of Weaver & Martin, LLC as Petrol’s independent auditors for the next year; and
5.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 18, 2005 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during normal business hours at Petrol’s corporate offices at 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV 89120 for 10 days prior to the Annual Meeting.

By Order of the Board of Directors

Paul Branagan

Secretary

Las Vegas, Nevada

November ____, 2005

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating and mailing the enclosed proxy will save Petrol the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

PETROL OIL AND GAS, INC.

3161 E. Warm Springs Road, Suite 300

Las Vegas, NV 89120

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

December 20, 2005

This statement is furnished in connection with the solicitation by the Board of Directors of Petrol Oil and Gas, Inc. (hereinafter “Petrol” or the “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on Tuesday, December 20, 2005 at 10:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about ____________ ___, 2005.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by Petrol’s officers at Petrol’s expense. Petrol will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on November 18, 2005, the record date for the Annual Meeting, Petrol had outstanding and entitled to vote _______________ shares of Common Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of Petrol’s stockholders. Only stockholders of record at the close of business on November 18, 2005 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of Petrol’s stock entitled to vote shall constitute a quorum for the transaction of business. A majority of the votes properly cast upon any question by the stockholders attending the meeting, in person or by proxy, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other question and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

PROPOSAL 1. ELECTION OF DIRECTORS

At the 2005 Annual Meeting of Stockholders, a Board of Directors consisting of three members will be elected, each director to hold office until the next Annual Meeting of stockholders, or a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.

Our current Board of Directors, acting as the Nominating Committee, have nominated for election the two current members of the Board of Directors along with one new nominee. The current nominations are for Paul Branagan, Loren Moll and Suzanne Herring. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if the nominees should become unavailable for election, the accompanying proxy will be voted in favor of holding a vacancy to be filled by our current Directors. Petrol has no reason to believe that Mr. Branagan, Mr. Moll or Ms. Herring will be unavailable to serve as Directors.

The following information is provided regarding the nominees for election to the Board of Directors.

Paul Branagan, age 62, is the President, CEO and Chairman of Petrol and has been a director since 2002. Mr. Branagan graduated from the University of Las Vegas Nevada with a B.S. in physics. From 1993 to the present Mr. Branagan has been the President and Senior Scientist of Branagan & Associates, Inc. From 1975 to 1993 he was the Project Manager, Assistant Oil and Gas Division Manager and Senior Scientist of CER Corporation of Las Vegas, Nevada. Since 1999, Mr. Branagan has been the President and a member of the Board of Directors of Millennium Plastics Corporation, a 34 Act Reporting Nevada Corporation.

Loren W. Moll, age 49, has been a director of Petrol since 2002 and has been a member of the law firm of Caldwell & Moll, L.C. in Overland Park, Kansas since its establishment in November 1996. Mr. Moll concentrates his practice in all areas of real estate law, including commercial real estate transactions, breach of contract, escrow and title disputes, commercial leasehold disputes, real estate broker liability, and oil and gas. Mr. Moll holds a B.A. degree from the University of Kansas (1983) and his Juris Doctor degree, Order of the Coif, from the University of Kansas School of Law (1986) where he was Research Editor for the University of Kansas Law Review. Mr. Moll was formerly a partner of the real estate law firm Lewis, Rice & Fingersh from 1986 to 1994 and was associated with the international law firm Bryan Cave LLP from 1994 to 1996.

Suzanne Herring, age 40, is a new nominee for Petrol’s Board of Directors. Ms. Herring has over 18 years of experience in the public and private accounting arenas. She has worked as an auditor of public and non-public companies and has served as a chief financial officer for multiple businesses. Further, Ms. Herring has a broad individual and corporate taxation background. Since February 2005, Ms. Herring has been president of Opus Pointe, a Las Vegas, Nevada based consulting firm specializing in providing contract CFO services and internal control compliance and implementation to publicly traded small business issuers. From 1995 to present, Ms. Herring has owned and operated American West Financial Services, a Las Vegas, Nevada based financial and taxation consulting firm. From 2003 through 2005, Ms. Herring was an auditor for a Las Vegas, Nevada based CPA firm, Beckstead and Watts, LLP. Prior to joining Beckstead and Watts, Ms. Herring served as the Chief Financial Officer for a Las Vegas, Nevada based commercial development and construction company. From 1993 to 1995, Ms. Herring served as a staff accountant for Piercy, Bowler, Taylor & Kern CPAs, a Las Vegas, Nevada based CPA firm. In addition, Ms. Herring serves as a board member of the New Vista Ranch Charitable Organization and is a member of the American Institute of Certified Public Accountants (AICPA). Ms. Herring majored in accounting and minored in finance at the University of Nevada Las Vegas. Ms. Herring has been nominated to the Petrol Board of Directors in anticipation of the establishment of an audit committee, whereon Ms. Herring will be chairman and serve as the financial expert.

The Board of Directors has concluded that Mr. Moll and Ms. Herring are considered independent Directors in accordance with the director independence standards of the American Stock Exchange, and has determined that none of them has a material relationship with Petrol which would impair his or her independence from management or otherwise compromise his or her ability to act as an independent director.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the three nominees identified above. Petrol expects each nominee to be able to serve if elected, but if any nominee notifies Petrol before this meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

Board of Directors’ Meetings, Committees, Directors’ Compensation and Nominations

Board of Directors’ actions were taken in 2004 at the Annual Meeting of Directors that followed the 2003 Annual Meeting of Stockholders and upon thirty-five occasions by Directors’ unanimous written consent. Mr. Branagan attended the Annual Meeting of directors. Loren Moll did not attend the Annual Meeting of Directors. Directors are encouraged but not required to attend Annual Meetings of Petrol’s stockholders.

Audit Committee and Financial Expert

We do not currently have an Audit Committee, our Board of Directors currently perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements, and their audit report; and reviewing management’s administration of the system of internal accounting controls. Petrol does not currently have a written audit committee charter or similar document. The Board of Directors has nominated Ms. Suzanne Herring as a new nominee to our Board of Directors in anticipation of Ms. Herring establishing and serving as the chairman and financial expert of our Audit Committee.

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our Board of Directors performs some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we have limited resources and a limited number of board members. The Board is in the process of evaluating the establishment of a Nominating Committee.

Director Nomination Procedures

At present, the Board participates in discussions regarding nominees for Directors. The Board has determined that it is appropriate for all members of the Board to participate in the selection of Directors since all of the Board members will work and interact with each nominee and each director brings unique skills and experience to the process of evaluating personnel. Our Directors approved the selection of the nominees for Directors named in this proxy statement.

Generally, nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board considers the following criteria:

1.

whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of Petrol;

2.

whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.

whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to Petrol’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2004, Petrol received no recommendation for Directors from its stockholders.

This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of Petrol for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for Petrol’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to Petrol’s Secretary at the following address: 3161 E. Warm Springs Road, Suite 300, Las Vegas, Nevada 89120.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular director may send a letter to the Secretary of the Corporation at 3161 E. Warm Springs Road, Suite 300, Las Vegas, Nevada 89120. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual Directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or Directors.

Code of Business Conduct and Ethics

From our inception through November 18, 2005, we had not adopted a corporate code of ethics. However, on November 18, 2005, we adopted a Code of Business Conduct and Ethics that applies to our Directors, officers and employees. A copy of the Code of Business Conduct and Ethics is attached as Appendix A to this proxy and is also available on our website at www.petroloilandgas.com.

Executive Compensation

The following table sets forth the cash compensation of our executive officer Paul Branagan and our non-executive employee Gary Bridwell.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long Term Compensation
		Salary	Bonus	Other Annual Compen- sation	Awards		Payouts	All other compensation
					Restricted Stock	Options	LTIP payouts
Paul Branagan, President	2004 2003 2002	$166,666.75 $145,417 $35,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- 1,250,000(2)	-0- -0- -0-	$10,725(1) -0- -0-
Gary Bridwell, Field Operations Manager	2004	$125,000	-0-	-0-	100,000	-0-	-0-	-0-

(1)

On November 20, 2003, we amended Mr. Branagan’s original employment agreement granting Mr. Branagan a 1/100 over riding royalty on wells we complete in perpetuity. On November 2, 2005, we entered into a new employment agreement with Mr. Branagan, which increased his annual salary to $225,000, extended the expiration date on previously issued options and granted Mr. Branagan an additional 500,000 options to purchase shares of our common stock at $1.75 per share. As of December 31, 2004, $8,940 of the $10,725 over riding royalties due to Mr. Branagan had not been paid.

(2)	The options are exercisable at prices ranging from $.50 to $2.50 per share, pursuant to Mr. Branagan’s Employment Agreement.

Director Compensation and Other Arrangements

Our Directors who are not employees receive compensation of $1,000 for each meeting of the board, as well as travel expenses, if required. From time to time, certain Directors who are not employees may receive grants of options to purchase shares of our common stock. We anticipate the need to compensate independent Directors and Directors who serve on committees, when and if established. We do not anticipate such compensation to exceed $60,000 per annum per director.

Stock Option and Non-Employee Directors’ Plan

The following description applies to the stock option plan which we adopted in December of 2002; 2,350,000 options were granted as of December 31, 2004.

In December of 2002, Petrol reserved for issuance an aggregate of 3,000,000 shares of common stock under our 2002/2003 Stock Option Plan and Non-Employee Directors’ Plan. These plans are intended to encourage Directors, officers, employees and consultants to acquire ownership of common stock. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for its continued success and growth, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to Petrol in the future. As of December 31, 2004, 650,000 shares remain available for issuance.

Stock Option Plan

Officers (including officers who are members of the Board of Directors), Directors (other than members of the stock option committee to be established to administer the stock option plan and the Directors’ plan) and other employees and consultants and its subsidiaries (if established) will be eligible to receive options under the planned stock option plan. The committee will administer the stock option plan and will determine those persons to whom options will be granted, the number of options to be granted, the provisions applicable to each grant and the time periods during which the options may be exercised. No options may be granted more than ten years after the date of the adoption of the stock option plan.

Non-qualified stock options will be granted by the committee with an option price equal to the fair market value of the shares of common stock to which the non-qualified stock option relates on the date of grant. The committee may, in its discretion, determine to price the non-qualified option at a different price. In no event may the option price with respect to an incentive stock option granted under the stock option plan be less than the fair market value of such common stock to which the incentive stock option relates on the date the incentive stock option is granted.

Each option granted under the stock option plan will be exercisable for a term of not more than ten years after the date of grant. Certain other restrictions will apply in connection with this plan when some awards may be exercised. In the event of a change of control (as defined in the stock option plan), the date on which all options outstanding under the stock option plan may first be exercised will be accelerated. Generally, all options terminate 90 days after a change of control.

Option Grants

The Board of Directors adopted a 2002/2003 stock option plan pursuant to which incentive stock options or nonstatutory stock options to purchase up to 3,000,000 shares of common stock may be granted to employees, Directors and consultants. As of December 31, 2004, 650,000 shares remain available for issuance under the stock option plan. Pursuant to the plan, stock options were granted as follows:

Date Granted	Exercise Price Per Share	Number of Shares

December 19, 2002
Granted	$0.50 to $2.50	1,350,000
Exercised	-	-0-
Cancelled	-	-0-
Expired		100,000

December 27, 2002
Granted	$0.50	700,000
Exercised	$0.50	700,000
Cancelled	-	-0-

March 1, 2004
Granted	$1.25 to $1.50	300,000
Exercised	-	-0-
Cancelled	-	-0-

November 1, 2004
Granted	$0.50 - $1.00	100,000
Exercised	-	-0-
Cancelled	-	-0-

Total outstanding	$0.50 to $2.50	1,650,000

Board of Directors’ Report on Executive Compensation

We currently do not have a compensation committee of the Board of Directors. However, the Board of Directors intends to establish a compensation committee, which is expected to consist of two independent members of our board. Until a formal committee is established our entire Board of Directors will review all forms of compensation provided to our executive officers, Directors, consultants and employees, including stock compensation and loans.

Traditionally, Petrol’s program regarding compensation of its executive officers has been different from most public Companys’ programs. In 2004 and in prior years, Mr. Branagan recommended to the Board of Directors the amount of his proposed remuneration and he set the remuneration of Petrol’s other executive officers (including both salary and bonus). Factors considered by the Board of Directors and Mr. Branagan were typically subjective, such as their perception of the individual’s performance and any planned change in functional responsibility. Neither the profitability of Petrol nor the market value of its stock were considered in setting executive officer remuneration (including both salary and bonus).

On November 2, 2005, we entered into a new employment agreement with Paul Branagan, wherein Mr. Branagan agreed to serve as our Chief Executive Officer and President. The term of employment is for five (5) years. We agreed to pay Mr. Branagan annual compensation of $225,000. In addition to the cash compensation, we granted Mr. Branagan an extension of previously granted stock options to purchase 1,250,000 shares of our common stock at prices ranging from $0.50 per share to $2.50 per share, exercisable at any time and expiring on September 30, 2010. We also granted Mr. Branagan additional options to purchase 500,000 shares of our common stock at $1.75 per share, exercisable at any time and expiring on September 30, 2010. Mr. Branagan will also continue to receive a 1/100 Over Riding Royalty on production from any wells completed on our current and future leased acreage. The Over Riding Royalty shall be paid as determined by the Board of Directors and the term of the payment of the Over Riding Royalty shall be in perpetuity. A copy of the employment agreement was attached to the current report on Form 8-K filed with the SEC on November 10, 2005.

Certain Relationships and Related Transactions

As part of Mr. Branagan’s employment agreement, we are obligated to pay Mr. Branagan a perpetual 1/100 Over Riding Royalty on production from any wells completed on our leased acreage. For the year ended December 31, 2004, Mr. Branagan earned a total of $10,725 as part of the Over Riding Royalty.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on March 31, 2005, held by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers. The percentage of beneficial ownership for the following table is based on 24,966,778 shares of common stock outstanding as of March 31, 2005.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after March 31, 2005 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management

Name of Beneficial Owner (1)	Number of Shares	Percent of Outstanding Shares of Common Stock (2)
Paul Branagan, President	1,750,000 (3)	7%
Loren Moll, Director	3,100,000	12%
John C. Garrison, Chief Financial Officer (4)	0	0%
Lawrence Finn, Vice President & Chief Financial Officer (4)	0	0%
Directors and Officers as a Group	4,850,000	19%
(1)

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of Petrol.

(2)	Figures are rounded to the nearest whole percent.
(3)	Includes 1,250,000 options to purchase our restricted common stock at prices ranging from $0.50 to $2.50 per share.
(4)

Effective August 9, 2005, John Garrison resigned as Chief Financial Officer of Petrol and concurrently, the Board of Directors appointed Lawrence Finn as Vice President and Chief Financial Officer of Petrol.

Security Ownership of Certain Beneficial Owners

Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
Wellington Management Company, LLP (3) 75 State St. Boston, MA 02109	2,500,000	10%
Beneficial Owners as a Group	2,500,000	10%
(1)

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

(2)	Figures are rounded to the nearest whole percent.
(3)

The 2,500,000 shares represents the amount of shares Wellington Management Company, LLP (“WMC”) may be deemed to beneficially own as investment advisor, which are held of record by clients of WMC. No such client of WMC is known to have such right or power with respect to more than five percent of this class of securities.

* The information used for the table of Security Ownership of Certain Beneficial Owners is based on the information reported on the beneficial owners Schedule 13G filings.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires Petrol’s executive officers and Directors, and persons who beneficially own more than ten percent (10%) of Petrol’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, Directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Petrol with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to Petrol and written representations from Petrol’s executive officer and director, Petrol believes that during the year ended 2004 there were no delinquent filers.

PROPOSAL 2. APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

On November 18, 2005, Petrol’s Board of Directors adopted the Petrol 2005 Equity Incentive Plan, subject to stockholder approval. Petrol stockholders are requested in this Proposal 2 to approve the Petrol 2005 Equity Incentive Plan.

Petrol’s Board of Directors has determined that it is in the best interest of Petrol and its stockholders to adopt the Petrol 2005 Equity Incentive Plan. Petrol’s Board of Directors believes that

•	grants of stock options help create long-term equity participation in Petrol and thereby assist it in attracting, retaining, motivating and rewarding employees, consultants and Directors;

•	awards of restricted stock can help achieve these objectives with fewer shares and lower dilution than options;

•	stock options, restricted stock awards, stock bonus awards will be essential to attracting new employees and others who contribute to Petrol’s growth and development;

•

to remain competitive with other oil and gas companies with regard to its long-term incentive plans, Petrol must continue to provide employees with some level of equity compensation and that an inability to offer equity incentives to new and current employees would put Petrol at a competitive disadvantage with respect to attracting and retaining qualified personnel.

Summary of the Petrol 2005 Equity Incentive Plan

Administration.    The Petrol 2005 Equity Incentive Plan will be administered by Petrol’s Board of Directors or a committee thereof to which Petrol’s Board of Directors has delegated the responsibility of administering the 2005 plan (the “Administrator”). The Administrator acts as the manager of the Petrol 2005 Equity Incentive Plan, and as such has the power, subject to the terms and restrictions set forth in the Petrol 2005 Equity Incentive Plan, to select the persons (“Participants”) to receive options granted pursuant to the Petrol 2005 Equity Incentive Plan (“Options”) or other awards under the Petrol 2005 Equity Incentive Plan (collectively, “Awards”), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of common stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), and to determine all other matters relating to the Petrol 2005 Equity Incentive Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate non-discretionary administrative duties to such employees of Petrol as it deems proper. The 2005 Equity Incentive Plan at present is administered by Petrol’s Board of Directors.

Eligibility.    Every person who at the date on which an Award was granted to the person (the “Grant Date”) is an employee of Petrol or any Affiliate is eligible to receive Awards, including options that are intended to be incentive stock options (“ISOs”) within the meaning of the Code. The term “Affiliate” means a “parent corporation” or a “subsidiary corporation” as defined in the applicable provisions of the Code. Every person who at the Grant Date is a consultant to Petrol or any Affiliate, or any person who is a director of Petrol but not an employee, is eligible to receive Awards, including non-qualified options (“NQOs”), but is not eligible to receive ISOs.

Securities Subject to the Petrol 2005 Equity Incentive Plan.    The total number of shares of common stock that are reserved and available for issuance pursuant to the exercise of Awards under the Petrol 2005 Equity Incentive Plan is 2,500,000 shares. In addition, no more than 2,500,000 shares may be issued as ISOs. No Awards have been granted under the Petrol 2005 Equity Incentive Plan. The shares covered by the portion of any grant that expires unexercised under the Petrol 2005 Equity Incentive Plan will become available again for grants under the Petrol 2005 Equity Incentive Plan. The number of shares reserved for issuance under the Petrol 2005 Equity Incentive Plan is subject to adjustment in accordance with the provisions for adjustment in the Petrol 2005 Equity Incentive Plan.

Granting of Options.    No Options may be granted under the Petrol 2005 Equity Incentive Plan after 10 years from the date the Petrol Board of Directors initially adopted the Petrol 2005 Equity Incentive Plan. Options generally expire 10 years from their Grant Date, except that an ISO granted to any ten percent stockholder expires five years from the Grant Date. The exercise price of an ISO or an NQO will be determined by the Administrator, and for ISOs must be at least equal to the fair market value of the stock covered by the ISO at the Grant Date (110% of the fair market value for ISOs granted to a ten percent stockholder).

Each Award will be evidenced by a written agreement (in the case of Options, referred to as the “Option Agreement,” and in the case of other Awards, referred to as the “Award Agreement”), in a form satisfactory to Petrol, executed by Petrol and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify.

Corporate Transactions.    The 2005 Equity Incentive Plan provides that if Petrol is merged into or consolidated with another corporation under circumstances where Petrol is not the surviving corporation, is liquidated or dissolved, is the surviving corporation of a merger after which the stockholders of Petrol cease to own their shares or other equity interests in Petrol, sells or otherwise disposes of substantially all its assets to another corporation, or completes any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of Petrol give up all of their equity interest in Petrol, the successor corporation may assume, convert or replace any outstanding Awards. In the alternative, the successor corporation may substitute any outstanding Awards with substantially equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders, after taking into consideration the existing provisions of the Awards. The successor corporation may also issue, in place of outstanding Awards of Petrol held by a Participant, substantially similar Awards or other property subject to repurchase restrictions no less favorable to the Participant. If the successor corporation refuses to assume or substitute outstanding options, such options will expire on such transaction on such conditions as the Petrol Board of Directors determines.

Payment of Exercise Price.    Except as described below, payment in full, in cash, generally must be made for all stock purchased at the time a written notice of exercise is given to Petrol. Proceeds of any such payment will constitute general funds of Petrol. The exercise price of options granted under the Petrol 2005 Equity Incentive Plan may be paid as approved by the Administrator at the time of grant: (a) in cash (by check); (b) by cancellation of indebtedness of Petrol to the Participant; (c) by surrender of shares of Petrol common stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (d) by waiver of compensation due to or accrued by the Participant for services rendered; (e) by a “same-day sale” commitment from the Participant and a National Association of Securities Dealers, Inc. (“NASD”) broker; (f) by a “margin” commitment from the Participant and a NASD broker; or (g) by any combination of the foregoing.

Termination of Employment.    Any Award or portion thereof that has not vested on or before the date on which a Participant ceases, for any reason, with or without cause, to be an employee or director of, or a consultant to, Petrol or an Affiliate (“Employment Termination”), expires upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, is exercisable for a period of 30 days after the date of Employment Termination or such longer time period not exceeding five years as the Administrator may determine. If, however, Employment Termination is due to the disability or death of the Participant, then the Participant or the Participant’s representative may, within 12 months after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine, exercise such Award rights to the extent they were exercisable on the date of Employment Termination.

Restricted Stock and Bonus Stock.    Participants awarded restricted stock must, within certain time periods specified in the Petrol 2005 Equity Incentive Plan, pay to Petrol, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. Subject to the provisions of the Petrol 2005 Equity Incentive Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such Award (the “Restriction Period”), the Participant may not sell, assign, transfer, pledge or otherwise encumber shares of restricted stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine. Except to the extent otherwise provided in the Award Agreement, upon a Participant’s Employment Termination during the Restriction Period, all shares still subject to restriction will be forfeited by the Participant. The 2005 Equity Incentive Plan also allows the Administrator to make Awards of Bonus Stock to a Participant.

Amendment, Suspension or Termination of the Petrol 2005 Equity Incentive Plan.    The Petrol Board of Directors may at any time amend, alter, suspend or discontinue the Petrol 2005 Equity Incentive Plan without stockholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, without the Participant’s consent, except to conform the Petrol 2005 Equity Incentive Plan and Awards granted under the Petrol 2005 Equity Incentive Plan to the requirements of federal or other tax laws.

ERISA, Internal Revenue Code.    The 2005 Equity Incentive Plan is not subject to the ERISA and is not qualified under Section 401(a) of the Code.

Summary of Federal Income Tax Consequences

The following description of federal income tax consequences associated with participation in the Petrol 2005 Equity Incentive Plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a Participant’s individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every Participant of the Petrol 2005 Equity Incentive Plan or in connection with transactions thereunder.

Incentive Stock Options

1.    Option, Exercise, Alternative Minimum Tax.    A Participant will not have taxable income upon the grant or exercise of an ISO. However, upon exercise, the difference between the fair market value of the common stock acquired upon exercise of the Option exceeding the exercise price of the shares acquired (the “Option Spread”) on the exercise date for the common stock acquired upon exercise of the Option (the “Option Shares”) is included on the Participant’s “alternative minimum taxable income” in determining the Participant’s liability for the “alternative minimum tax.” “Alternative minimum tax” is imposed to the extent it exceeds a Participant’s regular tax liability. The maximum alternative minimum tax rate applicable to individuals is now 28%. The Option Spread generally is measured for this purpose on the day the Option is exercised; however, if both (i) the Option Shares are subject to a “substantial risk of forfeiture” (including a right of repurchase in favor of Petrol) and (ii) the Participant does not make an election under Section 83(b) of the Code with respect to such shares within 30 days after the purchase date (a “Section 83(b) Election”), then the Option Spread should be measured, and should be included in alternative minimum taxable income, on the date the risk of forfeiture lapses. Petrol receives no income tax deduction upon grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income taxable to the Participant upon a Disqualifying Disposition.

In general, an ISO must be exercised within 90 days of Employment Termination to retain the federal income tax treatment described above. This 90-day period does not apply in the case of a Participant who dies while owning an Option. In the case of a Participant who is permanently and totally disabled, as defined in the Code, this 90-day period is extended to 12 months. The 2005 Equity Incentive Plan allows Petrol to extend the period during which a Participant may exercise the Option. Any such extension may be treated as the grant of a new Option to the Participant, which must meet the requirements for ISO status on the date of the agreement; in all events, if an Option is exercised more than three months after Employment Termination, it will, except in the cases of a permanently and totally disabled or deceased Participant, not qualify as an ISO.

2.    Sale of Option Shares; Disqualifying Dispositions.    A Participant generally will be entitled to long-term capital gain treatment upon sale (other than to Petrol) or other disposition of Option Shares held longer than two years from the grant date and one year from the date the Participant receives the shares. If the Option Shares are sold or disposed of (including by gift, but not including certain tax-free exchanges) before both of these holding periods have expired (a “Disqualifying Disposition”), the Option Spread (but generally not more than the amount of gain if the Disqualifying Disposition is a sale) is taxable as ordinary income. For this purpose, the Option Spread is measured at the Exercise Date unless the Option Shares were subject to a substantial risk of forfeiture upon purchase and the Participant did not file a Section 83(b) Election, in which event the Option Spread is measured at the date the restriction lapsed. If gain on a Disqualifying Disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be characterized as long term or short term, depending on the holding period. The holding period for Option Shares commences with the Option exercise date unless the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, in which event the holding period commences with the date the risk lapsed. A sale of common stock to Petrol, including use of common stock to pay withholding or withheld by Petrol upon exercise of an ISO, will constitute a redemption of such common stock and may be taxable as a dividend unless certain tests in the Code are met.

Non-Qualified Stock Options

1.    Option; Exercise; Tax Consequences to Petrol.    Generally, a Participant does not have taxable income upon the grant of an NQO. Federal income tax consequences upon exercise will depend upon whether the Option Shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the Option Shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise equal to the Option Spread on the exercise date. The Participant’s tax basis in the Option Shares will be their fair market value on the date of exercise, and the holding period for purposes of determining capital gain or loss also will begin with the day after transfer. If the Option Shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. In such a case, the Participant’s holding period will also begin with the date of lapse.

If the exercise price of an NQO is less than the fair market value of the Option Shares on the date of grant, the Participant recognizes ordinary income as the option vests in an amount equal to the excess of (i) the fair market value of the Option Shares on the vesting date, over (ii) the exercise price. In addition, Section 409A of the Code also imposes a 20% excise tax and an interest penalty on the amount of such income.

2.    Sale of Option Shares.    Upon sale other than to Petrol of Option Shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant’s tax basis in the shares, which will be long term or short term depending on the holding period. A sale of shares to Petrol will constitute a redemption of such shares, which may be taxable as a dividend.

New Plan Benefits

The grant of Options or other Awards under the Petrol 2005 Equity Incentive Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future Awards under the Petrol 2005 Equity Incentive Plan. Accordingly, future Awards are not determinable. The table of option grants under “Executive Compensation” provides information with respect to the grant of options to the Named Officers during 2004.

Vote Required; Recommendation of the Petrol Board of Directors

The vote required to approve the 2005 Equity Incentive Plan is a majority of the shares of Petrol common stock represented at the Petrol Annual Meeting of stockholders, assuming a quorum is present to conduct business at the Petrol Annual Meeting of stockholders. Petrol intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum, but to exclude abstentions and broker non-votes from the calculation of shares entitled to vote. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The Petrol Board of Directors recommends that you vote FOR the proposal to approve the Petrol 2005 Equity Incentive Plan.

PROPOSAL 3. APPROVAL TO AMEND AND RESTATE PETROL'S BYLAWS

Petrol’s current bylaws, a copy of which is attached as Appendix B to this proxy statement, are the original bylaws of its predecessor company, Euro Technology Outfitters. Those bylaws were in place at the time of the asset purchase agreement in 2002 whereby Petrol entered into the oil and gas industry.

The Board of Directors believes that the current bylaws of Petrol either hinder or restrict the Board and Petrol from taking actions that would be in the best interests of Petrol and its stockholders.

Additionally, the Board of Directors believes that certain provisions of Petrol’s current bylaws may have been tailored to the needs of Petrol prior to the 2002 asset purchase, but are not desirable for Petrol’s current and future needs.

Our board approved the amendment and restatement of our bylaws to the form attached as Appendix C to this proxy statement, which among other things provides for (subject to the provisions of the General Corporation Law of the State of Nevada):

•	A board of directors comprised of not less than one and not more than nine people, as may be fixed, increased and decreased by the stockholders or the directors from time to time;

•	Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

•	Election of directors by a majority vote of the votes cast by stockholders eligible to vote;

•	Quorum for a meeting of stockholders constituting one-third of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

•	Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

•	Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

•	Quorum for a meeting of the board of directors constituting a majority of the directors then in office;

•	Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

•	Written action of the board of directors or any committee if signed by all the members of the board of directors or committee; and

•	Amendment, alternation and repeal of the bylaws by the board of directors.

Vote Required; Recommendation of the Petrol Board of Directors

Amending and restating Petrol’s bylaws requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR AMENDING AND RESTATING PETROL’S CURRENT BYLAWS.

PROPOSAL 4. REAFFIRM THE APPOINTMENT OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR

Our Board of Directors has selected Weaver & Martin, LLC to serve as Petrol’s independent auditor for the current fiscal year, and the Board is asking stockholders to reaffirm that selection. Although current law, rules and regulations require Petrol’s independent auditor to be engaged, retained and supervised by Board of Directors, acting as the Audit Committee, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Weaver & Martin for reaffirmation by stockholders as a matter of good corporate practice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF WEAVER & MARTIN, LLC AS AUDITORS FOR THE NEXT YEAR.

Independent Public Accountants

Weaver & Martin LLC. served as Petrol’s principal independent public accountants for fiscal year 2004. Representatives from that firm will not be present at the meeting of stockholders. Therefore, they will not be making a statement and will not be available to respond to any questions.

Aggregate fees billed to Petrol for the year ending December 31, 2004 by Weaver & Martin LLC. were as follows:

Audit Fees

The aggregate fees billed for professional services rendered by Weaver & Martin, LLC, for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2004 was $98,127.

Audit-Related Fees

The aggregate fees billed by Weaver & Martin LLC for professional services rendered for audit related fees for fiscal year 2004 were $-0-.

Tax Fees

The aggregate fees to be billed by Weaver & Martin, LLC for professional services to be rendered for tax fees for fiscal year 2004 was $5,000.

All Other Fees

The aggregate fees for professional services for audit related services relating to the Registration Statement on Form SB-2 for fiscal year 2004 was $20,426. There were no other fees to be billed by Weaver & Martin LLC for the fiscal year 2004 other than the fees described herein and above.

Board of Directors acting as Audit Committee

We have not appointed a formal Audit Committee, therefore, our entire Board of Directors serves as the Audit Committee, which has complied with the requirement to engage and approve in advance the audit of Petrol’s financial statements and has approved of Weaver & Martin, LLC. as our independent auditors for the year ending December 31, 2004. The requirement that the Audit Committee pre-approve certain engagements by our independent auditors became effective as of May 6, 2003, or thereafter as set forth in new SEC rules, and Petrol has not engaged our independent auditors for any work other than the audit of our financial statements since such requirement became effective. Petrol has not yet completed formalizing our pre-approval policies and procedures, but will comply with all required applicable rules and procedures

PROPOSAL 5. OTHER MATTERS

As of the date of this statement your management knows of no business to be presented to the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last Annual Meeting of Stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes. As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which Petrol did not receive timely notice.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail. Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Petrol.

Annual Report

A copy of the 2004 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to stockholders without charge upon written request to: Paul Branagan, President, Petrol Oil and Gas, Inc., 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV 89120. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of Petrol on November 18, 2005. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specified fees. The 2004 Form 10-KSB is also available through the Securities and Exchange Commission’s World Wide Web site (www.sec.gov).

  Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 Annual Meeting must be received by Petrol by March 31, 2006. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested. Stockholders who intend to present a proposal at the 2006 Annual Meeting without including such proposal in Petrol’s proxy statement must provide Petrol notice of such proposal no later than April 15, 2006. Petrol reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

By order of the Board of Directors

Paul Branagan,

Chairman

Las Vegas, Nevada

November __, 2005

PETROL OIL AND GAS, INC.

PROXY

Annual Meeting of Stockholders

December 20, 2005

The undersigned appoints the Board of Directors of Petrol Oil and Gas, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of stockholders of Petrol Oil and Gas, Inc., to be held December 20, 2005, beginning at 10:00 a.m., Pacific Time, at Alexis Park Resort, 375 E. Harmon Avenue, Las Vegas, Nevada 89109 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated ________________ ____, 2005, a copy of which has been received by the undersigned, as follows:

1.	Vote	☐	Withhold Vote	☐

for the election of the following nominee as director of Petrol, to serve until the next Annual Meeting and until their successors are elected and qualify:

Paul Branagan, Loren Moll, Suzanne Herring

Please indicate the names of those for whom you are withholding your vote:

2.	Vote	☐	Withhold Vote	☐

for the approval of the Petrol 2005 Equity Incentive Plan.

3.	Vote	☐	Withhold Vote	☐

for amending and restating Petrol’s Bylaws.

4.	Vote	☐	Withhold Vote	☐

for the reaffirmation of Weaver & Martin, LLC. as auditors for the next year.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2005	Number of Shares ________________

Please sign exactly as

your name appears on

your stock certificate(s).

If your stock is issued in	Signature

the names of two or more                                             Print Name Here:

persons, all of them must

sign this proxy. If signing

in representative capacity,	Signature

please indicate your title.                                             Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO DECEMBER 10, 2005.

Mail To: Petrol Oil and Gas, Inc., 3161 E. Warm Springs Road, Suite 300, Las Vegas, Nevada 89120

APPENDIX A

PETROL OIL AND GAS, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

1. Scope. This Code of Business Conduct and Ethics applies to all Petrol Oil and Gas, Inc. directors, officers and employees, as well as to directors, officers and employees of each subsidiary of Petrol Oil and Gas, Inc. Such directors, officers and employees are referred to herein collectively as the “Covered Parties.” Petrol Oil and Gas, Inc. and its subsidiaries are referred to herein collectively as “Petrol.”

2. Purpose. Petrol is proud of the values with which it conducts business. It has and will continue to uphold high levels of business ethics and personal integrity in all types of transactions and interactions. To this end, this Code of Business Conduct and Ethics serves to (1) emphasize Petrol’s commitment to ethics and compliance with the law; (2) set forth basic standards of ethical and legal behavior; (3) provide reporting mechanisms for known or suspected ethical or legal violations; and (4) help prevent and detect wrongdoing.

Given the variety and complexity of ethical questions that may arise in Petrol’s course of business, this Code of Business Conduct and Ethics serves only as a rough guide. Confronted with ethically ambiguous situations, the Covered Parties should remember Petrol’s commitment to high ethical standards and seek advice from supervisors, managers or other appropriate personnel to ensure that all actions they take on behalf of Petrol honor this commitment.

3.	Ethical Standards.

A.   Conflicts of Interest. A conflict of interest exists when a person’s private interest interferes in any way with the interests of Petrol. A conflict can arise when a Covered Party takes actions or has interests that may make it difficult to perform his or her work for Petrol objectively and effectively. Conflicts of interest may also arise when a Covered Party, or members of his or her family, receive improper personal benefits as a result of his or her position at Petrol. Loans to, or guarantees of obligations of, Covered Parties and their family members may create conflicts of interest. It is almost always a conflict of interest for a Covered Party to work simultaneously for a competitor, customer or supplier.

Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or manager or, if circumstances warrant, the chief financial officer or chief executive officer of Petrol. Any Covered Party who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 5 of this Code.

All directors and executive officers of Petrol and the chief executive officers and chief financial officers of Petrol Oil and Gas, Inc.’s subsidiaries shall disclose any material transaction or relationship that reasonably could be expected to give rise to such a conflict to the Chairman of Petrol’s Board of Directors or the Audit Committee. No action may be taken with respect to such transaction or party unless and until such action has been approved by the Board of Directors or the Audit Committee.

B.   Corporate Opportunities. Covered Parties are prohibited from taking for themselves opportunities that are discovered through the use of corporate property, information or position without the consent of the Board of Directors of Petrol. No Covered Party may use corporate property, information or position for improper personal gain, and no employee may compete with Petrol directly or indirectly. Covered Parties owe a duty to Petrol to advance its legitimate interests whenever possible.

C.   Fair Dealing. Covered Parties shall behave honestly and ethically at all times and with all people. They shall act in good faith, with due care, and shall engage only in fair and open competition, by treating ethically competitors, suppliers, customers, and colleagues. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. No Covered Party should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair practice.

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered or accepted by a Covered Party or any family member of a Covered Party unless it (1) is consistent with customary business practices, (2) is not excessive in value, (3) cannot be construed as a bribe or payoff and (4) does not violate any laws or regulations. The offer or acceptance of cash gifts by any Covered Party is prohibited. Covered Parties should discuss with their supervisors, managers or other appropriate personnel any gifts or proposed gifts which they think may be inappropriate.

D.   Insider Trading. Covered Parties who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of Petrol’s business. All non-public information about Petrol should be considered confidential information. It is always illegal to trade in Petrol Oil and Gas, Inc. securities while in possession of material, non-public information, and it is also illegal to communicate or “tip” such information to others.

E.    Confidentiality. Covered Parties must maintain the confidentiality of confidential information entrusted to them, except when disclosure is authorized by an appropriate executive officer of Petrol or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors or harmful to Petrol or its customers if disclosed. It also includes information that suppliers and customers have entrusted to Petrol. The obligation to preserve confidential information continues even after employment ends.

F.    Protection and Proper Use of Company Assets. All Covered Parties should endeavor to protect Petrol’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on Petrol’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Petrol’s equipment should not be used for non-Company business, though incidental personal use is permitted.

The obligation of Covered Parties to protect Petrol’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, drilling and development plans, reserve reports, engineering and production ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or criminal penalties.

G.   Compliance with Laws, Rules and Regulations. Obeying the law, both in letter and in spirit, is the foundation on which Petrol’s ethical standards are built. In conducting the business of Petrol, the Covered Parties shall comply with applicable governmental laws, rules and regulations at all levels of government in the United States and in any non-U.S. jurisdiction in which Petrol does business. Although not all Covered Parties are expected to know the details of these laws, it is important to know enough about the applicable local, state and national laws to determine when to seek advice from supervisors, managers or other appropriate personnel.

H.   Timely and Truthful Public Disclosure. In reports and documents filed with or submitted to the Securities and Exchange Commission and other regulators by Petrol, and in other public communications made by Petrol, the Covered Parties involved in the preparation of such reports and documents (including those who are involved in the preparation of financial or other reports and the information included in such reports and documents) shall make disclosures that are full, fair, accurate, timely and understandable. Where applicable, these Covered Parties shall provide thorough and accurate financial and accounting data for inclusion in such disclosures. They shall not knowingly conceal or falsify information, misrepresent material facts or omit material facts necessary to avoid misleading Petrol’s independent public auditors or investors.

I.     Significant Accounting Deficiencies. The CEO and chief financial officer shall promptly bring to the attention of the Board of Directors or the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect Petrol’s ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Petrol’s financial reporting, disclosures or internal control over financial reporting.

4.     Waivers. Any waiver of this Code for executive officers or directors may be made only by Petrol’s Board of Directors or its Audit Committee and will be promptly disclosed as required by law or stock exchange regulation.

5.	Violations of Ethical Standards.

A.   Reporting Known or Suspected Violations. Petrol’s directors, CEO and chief financial officer shall promptly report any known or suspected violations of this Code to the Chairman of Petrol’s Audit Committee. All other Covered Parties should talk to supervisors, managers or other appropriate personnel about known or suspected illegal or unethical behavior. No retaliatory action of any kind will be permitted against anyone making such a report in good faith, and Petrol’s Board of Directors and Audit Committee will strictly enforce this prohibition.

B.   Accountability for Violations. If Petrol’s Board of Directors, Audit Committee or their respective designee(s) determines that this Code has been violated, either directly, by failure to report a violation, or by withholding information related to a violation, the offending Covered Party may be disciplined for non-compliance with penalties up to and including removal from office or dismissal. Such penalties may include written notices to the individual involved that a violation has been determined, censure by the Audit Committee, demotion or re-assignment of the individual involved and suspension with or without pay or benefits. Violations of this Code may also constitute violations of law and may result in criminal penalties and civil liabilities for the offending Covered Party and Petrol. All Covered Parties are expected to cooperate in internal investigations of misconduct.

6.     Compliance Procedures. We must all work together to ensure prompt and consistent action against violations of this Code. In some situations, however, it is difficult to know if a violation has occurred. Because we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

Make sure you have all the facts. In order to reach the right solutions, we must be as informed as possible.

Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? Use your judgment and common sense. If something seems unethical or improper, it probably is.

Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the questions, and he or she will appreciate being consulted as part of the decision-making process.

You may report ethical violations in confidence without fear of retaliation. If your situation requires that your identity be kept secret, your anonymity will be protected to the maximum extent consistent with Petrol’s legal obligations. Petrol in all circumstances prohibits retaliation of any kind against those who report ethical violations in good faith.

Ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

APPENDIX B

BYLAWS

OF

EURO TECHNOLOGY OUTFITTERS a Nevada corporation

ARTICLE I OFFICES

Section 1. PRINCIPAL OFFICES. The principal office shall be in the City of Las Vegas, County of Clark, State of Nevada.

Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in-the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, tangible or intangible property actually received.

(d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefore.

Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be no fewer than one (1) nor more than seven (7). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada. that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one. or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)          the approval of any action which, under the Nevada General Corporation Law, also requires stockholders' approval or approval of the outstanding shares;

(b)	the filing of vacancies on the board of directors or in any committees;

(c)	the fixing of compensation of the directors for serving on the board or on any committee;

(d)	the amendment or repeal of bylaws or the adoption of new bylaws;

(e)           the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)           a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)           the appointment of any other committees of the board of directors or the members thereof.

Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V

OFFICERS

Section 1. OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign, at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10. TREASURER. The treasurer Shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of .all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,

AND OTHER AGENTS

Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9. SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, on or before March 3rd of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefore and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1. AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of EURO TECHNOLOGY OUTFITTERS, a Nevada corporation; and

2. That the foregoing Bylaws, comprising [fourteen (14)] pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of March 3rd, 2000 and duly adopted and approved by the stockholders of said corporation at a special meeting held on March 3rd, 2000.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 3rd day of March, 2000.

/s/ Anthony DeMint

ANTHONY DEMINT, Secretary

APPENDIX C

AMENDED AND RESTATED

BYLAWS

OF

PETROL OIL AND GAS, INC.,

a Nevada corporation

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICES. The principal executive office shall be in the City of Las Vegas, County of Clark, State of Nevada.

Section 2. OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Nevada designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

Section 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3. SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be called at any time by the chief executive officer or the president and shall be called by the chief executive officer, the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders holding shares in the aggregate entitled to cast not less than a majority of the votes at any such meeting.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the chief executive officer, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4. NOTICE OF STOCKHOLDERS’ MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in-the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6. QUORUM. The presence in person or by proxy of the holders of one-third (33 1/3%) the shares issued and outstanding and entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8. VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder’s proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

Section 11. PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the Nevada General Corporation Law, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12. INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	Count and tabulate all votes or consents;

(e)	Determine the election result; and

(f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a) Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b) Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders’ meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c) Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, tangible or intangible property actually received.

(d) Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefore.

Section 2. NUMBER OF DIRECTORS. The authorized number of directors shall be no fewer than one (1) nor more than nine (9). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

Section 3. QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

Section 4. RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the chief executive officer, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5. VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6. PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Nevada that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Nevada. that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7. ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the chief executive officer or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 78.140 of the Nevada General Corporation Law (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

Section 1. COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a) the approval of any action which, under the Nevada General Corporation Law, also requires stockholders’ approval or approval of the outstanding shares;

(b)	the filing of vacancies on the board of directors or in any committees;

(c) the fixing of compensation of the directors for serving on the board or on any committee;

(d)	the amendment or repeal of bylaws or the adoption of new bylaws;

(e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f) a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g) the appointment of any other committees of the board of directors or the members thereof.

Section 2. MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

ARTICLE V

OFFICERS

Section 1. OFFICERS. The officers of the corporation shall be a chief executive officer, president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the chief executive officer or the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4. REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6. CHIEF EXECUTIVE OFFICER. The chief executive officer shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall, in general, have the following powers and duties:

a.             He shall, subject to the direction of the board of directors, have general charge of the business, affairs and property of the corporation and general supervision over the officers, employees and agents.

b.             If no chairman of the board has been chosen, or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors.

c.	He shall be a member of any Executive Committee.

d.             He shall, except where by law the signature of the president is required or unless the board of directors shall rule otherwise, be empowered to sign or countersign with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors all certificates representing stock of the corporation, any deeds, mortgages, bonds, contracts, or other instruments of the corporation as authorized by the board of directors.

e.             He shall at all times maintain the power to expressly monitor, delegate and control the duties and actions of the president of the corporation.

f.	He shall make reports to the board of directors and shareholders.

g.             He shall perform such other duties as are incident to the office of chief executive officer and such other duties as may be prescribed or are properly required of him by the board of directors from time to time.

Section 7. PRESIDENT. The president shall be the chief operating officer of the corporation and, subject to the control of board of directors and supervision of the chief executive officer, shall, in general, supervise and control all of the business and affairs of the corporation. He shall in the absence of the chief executive officer, when present, preside at all meetings of the shareholders. He shall sign, with the secretary, an assistant secretary, or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of president chief operating officer and such other duties as may be prescribed by the board of directors from time to time.

Section 8. VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9. SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the chief executive officer, the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,

AND OTHER AGENTS

Section 1. ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3. SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 4. REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the stockholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5. ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

Section 6. OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8. RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9. SEVERABILITY. If any of the provisions of this Article VI are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10. RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1. MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2. MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws, as amended to date.

Section 3. MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4. ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6. ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENT. The corporation shall, on or before March 31st of each year, file with the Secretary of State of the State of Nevada, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Nevada.

ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1. RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

If the board of directors does not so fix a record date:

(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b) The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2. CLOSING OF TRANSFER BOOKS. The directors may prescribe a period not exceeding sixty (60) days prior to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a date not more than sixty (60) days prior to the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

Section 3. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 4. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6. STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefore and the amount paid thereon. All certificates shall be signed in the name of the corporation by the chief executive officer, the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 7. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words “Corporate Seal, Nevada.”

Section 10. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the chief executive officer, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1. AMENDMENTS. These bylaws or any of them may be altered or repealed, and new bylaws may be adopted, by the stockholders by vote at a meeting or by written consent without a meeting. The board of directors shall also have the power, by a majority vote of the Whole Board, to alter or repeal any of these bylaws, and to adopt new bylaws, except as otherwise provided by law or by the articles of incorporation.

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CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of PETROL OIL AND GAS, INC., a Nevada corporation; and

2. That the foregoing Bylaws, comprising [fourteen (14)] pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of November 18, 2008 and duly adopted and approved by the stockholders of said corporation at a annual meeting held on ____________ ____, 2005.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this _______ day of _____________, 2005.

PAUL BRANAGAN, Secretary